UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

In February 2008, Provident Financial Holdings, Inc. (“Company”) identified a potential discrepancy regarding the failure to release shares from its Employee Stock Ownership Plan (“ESOP”) consistent with the repayment of the ESOP loan.  Subsequent investigation determined the amount of unallocated shares remaining in the ESOP exceeds what is scheduled to be released based on the remaining ESOP loan payments.  This discrepancy prompted management to complete a thorough review of the administration of the ESOP, which confirmed that because of the application of dividend payments received on unallocated ESOP shares to reduce the balance of the ESOP loan, additional shares should have been released in the years ended December 31, 2002 through 2007.  Releasing these additional shares will result in additional compensation expense to the Company for those respective periods.

Management advised the Board of Directors, the Audit Committee and the Company’s independent registered public accounting firm, Deloitte & Touche LLP and management continued working to resolve the issue.  On April 22, 2008, the Audit Committee concluded, based on recommendations from management, that the Company’s unaudited interim consolidated financial statements for the quarterly periods ended September 30, 2007 and 2006; the quarterly periods ended December 31, 2007 and 2006; as well as its audited consolidated financial statements for the fiscal years ended June 30, 2007, 2006 and 2005, will need to be restated and should no longer be relied upon.  In addition, the Company’s prior earnings and press releases and similar communications should no longer be relied upon to the extent they are related to these financial statements.

The Company will restate the consolidated financial statements noted above to recognize additional compensation expense for the previously reported periods.  For the fiscal year ended June 30, 2003 additional compensation expense of approximately $177,000 must be recognized; for the fiscal year ended June 30, 2004 additional compensation expense of approximately $519,000 must be recognized; for the fiscal year ended June 30, 2005 additional compensation expense of approximately $893,000 must be recognized; for the fiscal year ended June 30, 2006 additional compensation expense of approximately $904,000 must be recognized; for the fiscal year ended June 30, 2007 additional compensation expense of approximately $835,000 must be recognized; and for the six months ended December 31, 2007 additional compensation expense of approximately $271,000 must be recognized.  The additional compensation expense recognized is not tax deductible.  The net effect of these adjustments for each period will be to increase non-interest expense and decrease net income by an equal amount.  Management is still in the process of analyzing the full impact of this restatement to the prior periods and cannot accurately disclose the impact of the changes on the consolidated statements of financial condition, consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for the applicable prior periods.

The Company will file amendments to its Annual Report on Form 10-K for fiscal 2007, and to its Forms 10-Q for the quarterly periods ended September 30, 2007 and December 31, 2007.  The Company’s Form 10-Q for the quarterly period ended March 31, 2008 will reflect these prior period restatements.  The Company anticipates that it will need additional time to make the necessary adjustments to the March 31, 2008 Form 10-Q and will likely file a Form 12b-25 to request a five day extension of the May 12, 2008 filing deadline for the Form 10-Q.

The Company intends to file a voluntary self correction pursuant to Section 11 of Revenue Procedures 2006-27 requesting that the Internal Revenue Service issue a determination that the operational failure of the ESOP will be fully and completely corrected, that the ESOP will remain tax-qualified, and that no enforcement action will be taken with respect to its operational failures. No assurances can be given with respect to the outcome of this voluntary self correction.

The restatement described in this Form 8-K is considered a material weakness for purposes of the Company's internal control over financial reporting and disclosure controls and procedures.

The Company has cancelled its News Release announcing fiscal third quarter earnings previously scheduled for distribution prior to the market open on Thursday, April 24, 2008 and its Earnings Conference Call previously scheduled for Friday, April 25, 2008 at 9:30 a.m. (Pacific Time Zone) as a result of the restatements described in this Form 8-K.  The Company will reschedule its third quarter Earnings Conference Call soon after its filing of the March 31, 2008 Form 10-Q.

Forward-looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the statements regarding errors in previously issued financial statements; the nature, magnitude and scope of these errors and the Company's investigation and analysis of such errors. These statements are just predictions reflecting management's current judgment and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, additional actions resulting from the Company's continuing internal review and implementation of improvements to internal controls, as well as the review and audit by the Company's independent auditors of restated financial statements, if any, actions resulting from discussions with or required by the Securities and Exchange Commission, along with other risks and uncertainties discussed in the Company's Annual Report on Form 10-K for fiscal 2007 and the Company's Quarterly Reports on Form 10-Q for subsequent quarters. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. The Company disclaims any obligation to update any forward-looking statements.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

99.1	News Release regarding the restatement dated April 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENT FINANCIAL HOLDINGS, INC.

Date: April 23, 2008
/s/Craig G. Blunden
Craig G. Blunden
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

/s/Donavon P. Ternes
Donavon P. Ternes
Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT 99.1

3756 Central Ave.                                                              NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

Provident Financial Holdings
To Restate Prior Period Financial Statements

Riverside, Calif. – April 23, 2008 – Provident Financial Holdings, Inc. (“Company”), (Nasdaq GS: PROV), today announced that it will restate the Company’s unaudited interim consolidated financial statements for the quarterly periods ended September 30, 2007 and 2006; the quarterly periods ended December 31, 2007 and 2006; as well as its audited consolidated financial statements for the fiscal years ended June 30, 2007, 2006 and 2005 and they should no longer be relied upon.
The restatements relate to the recognition of additional compensation expense for the previously reported periods as a result of a correction to the administration and operation of the Company’s Employee Stock Ownership Plan (“ESOP”).  The cumulative total of the additional compensation expense to be recognized in prior periods is approximately $3.6 million and is not tax deductible.  Management is still in the process of analyzing the full impact of the operational error of the ESOP and can give no assurance that further analysis will not reveal additional errors, which may impact the Company’s previously issued financial statements and earnings releases.  Additionally, management cannot accurately disclose at the present time the impact of the changes on the consolidated statements of financial condition, consolidated statements of operations, consolidated statements of stockholders’ equity and the consolidated statements of cash flows for the applicable prior periods.
The Company will file amendments to its Annual Report on Form 10-K for fiscal 2007 and to its Forms 10-Q for the quarterly periods ended September 30, 2007 and December 31, 2007.  The Company’s Form 10-Q for the quarterly period ended March 31, 2008 will reflect these prior period restatements.  The Company anticipates that it will need additional time to make the necessary adjustments to the March 31, 2008 Form 10-Q and will likely file a Form 12b-25 to request a five day extension of the May 12, 2008 filing deadline for the Form 10-Q.
The Company has cancelled its News Release announcing fiscal third quarter earnings previously scheduled for distribution prior to the market open on Thursday, April 24, 2008 and its Earnings Conference Call previously scheduled for Friday, April 25, 2008 at 9:30 a.m. (Pacific Time Zone) as a result of the restatements described herein.  The Company will reschedule its third quarter Earnings Conference Call soon after its filing of the March 31, 2008 Form 10-Q.

                                     Safe-Harbor Statement

Forward-looking statements in this News Release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include the statements regarding errors in previously issued financial statements; the nature, magnitude and scope of these errors and the Company’s investigation and analysis of such errors.  These statements are just predictions reflecting management’s current judgment and involve risks and uncertainties, such that actual results may differ significantly.  These risks include, but are not limited to, additional actions resulting from the Company’s continuing internal review and implementation of improvements to internal controls, as well as the review and audit by the Company’s independent auditors of restated financial statements, if any, action resulting from discussions with or required by the Securities and Exchange Commission, along with other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for fiscal 2007 and the Company’s Quarterly Reports on Form 10-Q for subsequent quarters.  In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  The Company disclaims any obligation to update any forward-looking statements.

Contacts:	Craig G. Blunden	Donavon P. Ternes
	Chairman, President and CEO	Chief Operating Officer and
Chief Financial Officer